UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 1, 2019

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	001-38733	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to amend the Current Report on Form 8-K filed by Aceto Corporation on April 1, 2019 (the “Original Filing”) solely to change the Item number and Item caption reflected in the Original Filing. The Original Filing was inadvertently filed under Item 1.01 (Entry into a Material Definitive Agreement) instead of Item 3.01 (Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing) of Form 8-K. No disclosure in the text of the Original Filing was changed as a result of this Amendment, which is reproduced below in its entirety.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On February 19, 2019, Aceto Corporation, a New York corporation (the “Company”), and certain of its U.S. subsidiaries (collectively with the Company, the “Debtors”) each filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the District of New Jersey. The Debtors have proposed to jointly administer their chapter 11 cases under the caption In re Aceto Corporation, et al. (the “Chapter 11 Cases”).

As previously disclosed, on February 21, 2019, the Company received a notification from the Nasdaq Stock Market (“Nasdaq”) informing the Company that, as a result of the Chapter 11 Cases and in accordance with Nasdaq Listing Rules 5101, 5110(b) and IM-5101-1, Nasdaq had determined that the Company’s common stock would be delisted from Nasdaq. The Company timely appealed the delisting notice and appeared before the Nasdaq Hearings Panel (the “Panel”) on March 28, 2019. The Panel issued a decision on April 1, 2019, and determined to delist the Company’s common stock from Nasdaq. The suspension of trading will become effective at the open of business on April 3, 2019. The Panel also informed the Company that Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the Securities and Exchange Commission, after the applicable appeals periods have lapsed.

The Company does not intend to appeal Nasdaq’s determination. Upon delisting, the Company expects that its common stock will commence trading on the OTC Pink Market, on April 3, 2019 under the symbol “ACETQ.” The transition does not affect the Company’s operations and does not change reporting requirements under SEC rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: April 2, 2019	By:	/s/ William C. Kennally, III
William C. Kennally, III
President and CEO